Exhibit 10.15(b)

ADDENDUM NO. 2

This ADDENDUM NO. 2 to the Agreement dated January 1, 2001, as amended by Addendum No. 1, by and between PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY (“Employer”) and the West Virginia Union of Mutual Clerks, Local 553, Service Employees International Union, AFL-CIO (“Union”) (the “Agreement”) is entered into as of February 18, 2005.

WHEREAS, the Agreement expires by its terms on February 28, 2005;

WHEREAS, the parties are presently negotiating in good faith the terms and conditions of a proposed new agreement;

WHEREAS, the parties desire to extend the Agreement until March 31, 2005, during which time the parties agree to continue to negotiate in good faith.

NOW, THEREFORE, it is agreed between the parties as follows:

1.                                       The Term of the Agreement is extended until midnight March 31, 2005.

2.                                       Except as expressly modified in this Addendum No. 2, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND the parties have signed this Addendum No. 2 as of February 18, 2005.

ATTEST:	PNGI CHARLES TOWN GAMING, LLC

/s/Margaret A. Fineagan	By:	/s/ Albert Britton
Albert Britton
General Manager

ATTEST:	WEST VIRGINIA UNION OF MUTUAL CLERKS, LOCAL 553, SERVICE EMPLOYEES INTERNATIONAL UNION, AFL-CIO

/s/ Nanie L. Edwards	By:	/s/Randall Conrad
Name: Randall Conrad
Title: President